CONSOLIDATED-TOMOKA LAND CO.

            PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF SHAREHOLDERS
                         APRIL 28, 2004

     The undersigned hereby appoints William H. McMunn and Bruce W. Teeters, each or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote, as designated below, all the shares of common stock of Consolidated-Tomoka Land Co. held of record by the undersigned on March 1, 2004, at the annual meeting of shareholders to be held April 28, 2004, or any adjournment or postponement thereof.

Election of three Class I Directors for three-year terms ending in 2007 and one Class III Director for a two-year term ending in 2006.

[  ] FOR all nominees listed below  [  ] WITHHOLD AUTHORITY to vote
         (except as marked to               for all  nominees listed
         the contrary below)                below

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

      Class I.  John C. Adams, Bob D. Allen, and David D. Peterson

      Class III.  Gerald L. DeGood

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                      CONSOLIDATED-TOMOKA LAND CO.
                                PROXY

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the proposal.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, or partnership, authorized person should sign full corporation or partnership name and indicate capacity in which they sign.

Dated
     ------------------------------------
Signature
         --------------------------------
Signature
         --------------------------------

(if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSE ENVELOPE.

                      CONSOLIDATED-TOMOKA LAND CO.
                         Post Office Box 10809
                    Daytona Beach, Florida 32120-0809

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             April 28, 2004

To the Shareholders:

The annual meeting of shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), will be held at the LPGA
International Clubhouse, 1000 Champions Drive, Daytona Beach, Florida, on Wednesday, April 28, 2004, at ten o'clock in the morning for the following purposes:

      1. To elect three directors to serve for a tree-year term expiring at the annual meeting of shareholders to be held in 2007 and to elect one director to serve for a two-year term expiring at the annual meeting of shareholders to be held in 2006.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2004, are entitled to notice of, and to participate in and vote at the meeting.


A complete list of shareholders as of the record date will be available for shareholders' inspection at the Corporate Offices at 1530 Cornerstone Boulevard, Suite 100, Daytona Beach, Florida, for at least ten days prior to the meeting.


                                   By Order of the Board of Directors
                                   /S/ Linda Crisp
                                   ----------------------------
                                   Linda Crisp
                                          Corporate Secretary

Daytona Beach, Florida
March 25, 2004

All shareholders are requested to date and sign the enclosed proxy and return it promptly in the accompanying envelope. This proxy is revocable by you at any time before it is exercised by notifying the corporate secretary of the Company in writing or by submitting a properly executed, later-dated proxy. Signing a proxy will not affect your right either to attend the meeting and vote your shares in person or to give a later proxy.

A COPY OF THE COMPANY'S MOST RECENT FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED, WITHOUT
CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST DIRECTED TO THE
COMPANY'S SECRETARY, P. O. BOX 10809, DAYTONA BEACH, FLORIDA 32120-0809.

                      CONSOLIDATED-TOMOKA LAND CO.
                           PROXY STATEMENT

                            INTRODUCTION

     This proxy statement and the enclosed form of proxy are being sent to the shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), on or about March 25, 2004, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Wednesday, April 28, 2004 (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying notice of annual meeting. Shareholders who execute proxies retain the right to revoke them at any time before they are exercised by sending written notice to the secretary of the Company, by submitting a properly executed, later-dated proxy, or by attending the annual meeting and electing to vote in person.

     The cost of preparing, assembling, and mailing material in connection with this solicitation will be borne by the Company.

     At the close of business on March 1, 2004, there were 5,634,662 shares of common stock, $1 par value, of the Company outstanding.
Each holder of common stock of record on that date is entitled to one vote for each share held by such shareholder on every matter submitted to the meeting. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting for the election of directors, which is permitted but not required by Florida law.

     See "Security Ownership of Certain Beneficial Owners and Management" below for information as to the beneficial ownership of common stock of the Company as of March 1, 2004 by each director of the Company and by all directors and executive officers as a group.


                      PROPOSAL 1: ELECTION OF DIRECTORS

     The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal as possible. At the 2004 annual meeting of shareholders, three Class I directors and one Class III director are to be elected, each to hold office until the annual meeting of shareholders to be held in 2007 and 2006, respectively, or until their successors are elected and qualified.

     It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the persons named below who have been recommended to the Board of Directors by the Corporate Governance Committee as nominees for Class I and Class III unless authority to do so is withheld.


     All nominees for election as directors are now directors. Each nominee has indicated his willingness to serve if elected. If any nominee should be unable to serve, which is not now anticipated, the proxy will be voted for such other persons as shall be determined by the persons named in the proxy in accordance with their judgment.

      The election of Messrs. Adams, Allen, Peterson, and DeGood will require the affirmative vote of the holders of a plurality of the shares present or represented at the meeting. The Board of Directors of the Company recommends a vote "for" the election of Messrs. Adams, Allen, and Peterson as directors in Class I, and "for" the election of Mr. DeGood as a director in Class III. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice. Abstentions will be treated as shares represented at the meeting, but not voting, so they will have no effect on the outcome of the voting to elect directors. Broker non-votes will not be considered as shares represented at the meeting.

Additional information concerning the nominees and the directors appears below.

                                                                             OTHER PUBLIC
NAME,                                                                        COMPANIES
AGE AT JANUARY 31, 2004,                                      CLASS AND      WHERE
AND PRINCIPAL OCCUPATION                       DIRECTOR       EXPIRATION     SERVING AS A
SINCE JANUARY 1, 1998                          SINCE          OF TERM        BOARD MEMBER
------------------------                       ---------      ----------     ------------
JOHN C. ADAMS, JR. - AGE 67(1)(2)              1977                   I             None
Executive vice president of Brown and Brown,                       2004
Inc. (an insurance agency) since January 1999.

BOB D. ALLEN - AGE 69(1)                       1990                   I             None
Chairman of the board since April 1998;                            2004
chief executive officer of the Company
from March 1990 to April 2001; and president
of the Company from March 1990 to January 2000.

Gerald L. DeGood - Age 61(3)                   2004                 III       Bairnco
Consultant since June 1999; partner in Arthur                       2004      Corporation (a
Anderson LLP from 1974 to June 1999.                                          designer,
                                                                              manufacturer
                                                                              and Seller of
                                                                              engineered
                                                                              materials
                                                                              and
                                                                              replacement
                                                                              products and
                                                                              services)


WILLIAM O. E. HENRY - AGE 76(3)                1977                  III            None
Practicing attorney and partner                                     2006
in law firm of Holland & Knight LLP.

ROBERT F. LLOYD - AGE 68(2) (4)                1991                   II            None
Chairman of the board and chief executive                           2005
officer of Lloyd Buick-Cadillac Inc.





                                                                             OTHER PUBLIC
NAME,                                                                        COMPANIES
AGE AT JANUARY 31, 2004,                                      CLASS AND      WHERE
AND PRINCIPAL OCCUPATION                       DIRECTOR       EXPIRATION     SERVING AS A
SINCE JANUARY 1, 1998                          SINCE          OF TERM        BOARD MEMBER
------------------------                       ---------      ----------      ------------


WILLIAM H. McMUNN - AGE 57(1)                  1999                   II            None
President of the Company since January 2000                         2005
and chief executive officer since April 2001;
chief operating officer of the Company from
January 2000 to April 2001; president,
Indigo Development Inc., a subsidiary of
the Company, since December 1990.


DAVID D. PETERSON - AGE 72(1)(2)(4)            1984                    I            None
Retired president and chief executive                               2004
officer of Baker, Fentress & Company
(a publicly owned, closed-end investment company)
since June 1996.


BRUCE W. TEETERS - AGE 58                      1990                   II            None
Senior vice president-finance and treasurer                         2005
of the Company since January 1988

WILLIAM J. VOGES - AGE 49(3)(4)                2001                  III            None
President, chief executive officer since 1997,                      2006
and general	counsel from 1990 of The Root
Organization (a private investment company with
diversified holdings).

(1) Member of the Executive Committee, which held no meetings in 2003. The Executive Committee has the authority during intervals between meetings of the Board of Directors to exercise power on matters designated by the Board.
(2)   Member of the Compensation and Stock Option Committee.
(3)   Member of the Audit Committee.
(4)   Member of the Corporate Governance Committee.

     All members of the Board attended all of the meetings of the Board and all committees on which they served during 2003.

     Board Compensation. During 2003, the Board of Directors held one regular and three special meetings. Each non-employee director received a fee of $1,500 for each board meeting he attended in 2003. Each non-employee director received, in addition to meeting fees, an annual retainer of $15,000, payable quarterly. Mr. Allen received, as Chairman of the Board, an annual fee of $50,000, payable quarterly, in addition to receiving regular directors' fees. Members of the Board's Executive, Compensation and Stock Option, and Corporate Governance Committees also received $1,000 for each meeting of those committees attended in 2003, and audit committee members received $1,500 for each committee meeting attended. Chairmen of those committees received $2,000 per meeting attended, except that the Audit Committee Chairman received $2,500 for each such committee meeting he attended.


                      CORPORATE GOVERNANCE AND
                 COMMITTEES OF THE BOARD OF DIRECTORS

     The Company regularly monitors developments in the area of corporate governance. The Company has taken steps to comply with the Sarbanes-Oxley Act of 2002 and the recent changes to the corporate governance and listing requirements of the American Stock Exchange.

Independent Directors
---------------------

A majority of the members of the Company's Board of Directors are independent under the listing standards of the American Stock
Exchange.

The Company's independent directors intend to hold at least annually a formal meeting, separate from management and non-independent directors.

Audit Committee
---------------
The Audit Committee, which held four meetings in 2003, provides assistance to the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditor, the Company's systems of internal controls regarding finance and accounting established by management and the Board, and the Company's auditing, accounting and financial reporting processes generally. KPMG LLP, the Company's independent auditors, reports directly to the Audit
Committee.

The Audit Committee acts under a written charter adopted by the Board of Directors, which was amended during 2003, and is attached to this proxy statement as Exhibit A.

All members of the Audit Committee are independent under the listing standards of the American Stock Exchange and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, except that Mr. William O.
E. Henry is not independent under Rule 10A-3 and is resigning from the Audit Committee effective immediately prior to the annual meeting of shareholders on April 28, 2004.

All Audit Committee members possess the level of financial literacy required by the listing standards of the American Stock Exchange.

Mr. DeGood meets the current standard of requisite financial management expertise as required by the American Stock Exchange and is an "audit committee financial expert" as defined by the rules adopted by the Securities and Exchange Commission.

The Audit Committee has adopted Policies and Procedures for Complaints and Concerns Regarding Accounting, Internal Accounting Controls, and Auditing Matters to enable confidential and anonymous reporting to the Audit Committee.

Compensation and Stock Option Committee
---------------------------------------

The Compensation and Stock Option Committee, which held one meeting in 2003, assists the Board of Directors in discharging its responsibilities relating to the compensation of the Company's chief executive officer and other officers, makes compensation recommendations to management and the Board of Directors, and administers the 2001 Stock Option Plan.

All members of the Executive Compensation Committee are independent under the listing standards of the American Stock Exchange.

Corporate Governance Committee
------------------------------

The Corporate Governance Committee, which was recently formed to perform the functions of a nominating committee and held no meetings during 2003, recommends to the Board individuals qualified to become members of the Board based on criteria approved by the Committee and nominees for the Board for annual meetings of the shareholders and recommends to the Board the corporate governance guidelines appropriate to the Company.

All members of the Corporate Governance Committee are independent under the listing standards of the American Stock Exchange.

The Corporate Governance Committee operates under a formal charter that governs its duties and standards of performance. The charter is attached to this proxy statement as Exhibit B.

Consideration of Director Nominees
----------------------------------

The policy of the Corporate Governance Committee is to consider nominations from shareholders for candidates for membership on the Board of Directors. To recommend a candidate to the Committee, shareholders should submit the nominee's name and qualifications for Board membership in writing to the Company's Secretary at Post Office Box 10809, Daytona Beach, Florida 32120-0809.

The Corporate Governance Committee has established specific, minimum qualifications that must be met by a Committee-recommended nominee. Under these criteria, a majority of the Board should be independent under the listing standards of the American Stock Exchange. In addition, a nominee should demonstrate high ethical standards and integrity in his or her personal and professional dealings and be willing to act on and remain accountable for boardroom decisions;

should have the ability to provide wise, thoughtful counsel on a broad range of issues; should possess high intelligence and wisdom and apply it in decision making; should be financially literate; should value board and team performance over individual performance; should be open to other opinions and willing to listen; should approach others assertively, responsibly and supportively and raise tough questions in a manner that encourages open discussion; should have a history of achievements that reflect high standards for themselves and others; should be committed to seeking exceptional performance of the company, both in absolute terms and relative to its peers; and should have the ability to commit sufficient time and attention to the activities of the Company.

The Corporate Governance Committee assesses the size and membership of the Board and determines whether any vacancies are to be expected. In the event of any vacancies, the Committee considers potential candidates for director, which may come to the Committee's attention through current Board members, shareholders, professional search firms or other persons. In addition to the specific, minimum qualifications described above, the Committee seeks to ensure that the Board as a whole will possess the following specific qualities or skills: expertise in management or oversight of financial accounting and control; a record of making sound business decisions; cognizance of current general management trends and "best practices;" relevant knowledge specific to the industries in which the Company operates; ability and willingness to motivate and require high-performance by management; and capability of questioning, approving, and monitoring the Company's strategic plans, providing insight and directional focus. The Committee meets to review and report to the Board on possible candidates for membership and annually recommends a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of shareholders.

Mr. DeGood is the only nominee for the Board who is neither an executive officer nor a director standing for re-election. The nomination of Mr. De Good was recommended by Bruce W. Teeters, Sr. Vice President and Director of the Company.

Codes of Ethics
---------------

The Company has adopted a Code of Ethics for Principal Executive Officer and Senior Financial Officers, violations of which may be reported to the Audit Committee. The Company will provide a copy of this code to any person without charge upon request. Any such request should be made in writing to the Company's Secretary at Post Office Box 10809, Daytona Beach, Florida 32120-0809.

The Company will adopt a Code of Business Conduct and Ethics that includes provisions ranging from legal compliance to conflicts of interest, at the April 28, 2004, Board of Directors' meeting. All employees and directors are subject to this code.

Communication with the Board of Directors
-----------------------------------------

Individuals may communicate with the Board of Directors by writing to Bob D. Allen, Chairman of the Board, Consolidated-Tomoka Land Co., Post Office Box 10809, Daytona Beach, Florida 32120-0809.

Policy on Board Attendance at Annual Meeting of Shareholders
------------------------------------------------------------

The policy of the Company is to encourage members of the Board of Directors to attend the annual meeting of shareholders. ALL directors attended the prior year's annual meeting.

                     Security Ownership of
            Certain Beneficial Owners and Management

     The following table contains information at March 1, 2004, on the number of shares of common stock of the Company, of which each director and each officer named in the Summary Compensation Table set forth elsewhere in this Proxy Statement had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the Company. The table also sets forth information with respect to all persons known by the Company to own beneficially more than 5% of the Company's common stock as of March 1, 2004:


                                                     Power over Voting
                                                     or Disposition          Aggregate
Name                                                 Sole       Shared    Shares    Percent
-------------------------------------------          -----------------    -----------------
Third Avenue Management LLC (1)                      697,853        --    697,853     12.4%
  622 Third Avenue, 32nd Floor
  New York, NY 10017
John C. Adams, Jr.                                    11,600 (2)    --	   11,600 (2)     *
Bob D. Allen                                          88,634        --     88,634      1.6%
Robert F. Apgar                                        1,200 (3) 7,302      8,502 (3)     *
Gerald L. DeGood                                          -         --         -          *
William O. E. Henry                                      500        --        500         *
Robert F. Lloyd                                          500        --        500         *
William H. McMunn                                     39,314 (3)    --     39,314 (3)  1.0%
David D. Peterson                                      4,887        --      4,887         *
Bruce W. Teeters                                      23,308 (3)    57     23,365 (3)     *
William J. Voges                                       1,380       489(4)   1,869         *
Directors and Executive Officers
as a group (10 persons)                              171,323 (3) 7,848    179,171(3)   3.2%

    *Less than 1%.
(1) Registered investment adviser with offices at the above address. Information derived from an amendment to Schedule 13G, dated January 20, 2004, filed with the Securities and Exchange Commission.
(2) Does not include 4,400 shares held in trust for his wife who has sole voting and disposition power over these shares.
(3) Includes shares subject to options that are currently exercisable within 60 days of March 1, 2004: Robert F. Apgar, 1,200 shares; William H. McMunn, 4,000 shares; Bruce W. Teeters, 1,600 shares; and executive officers as a group, 6,800 shares.
(4) Includes 200 shares held jointly with his wife, for which Mr. Voges does not have voting power.

                        CERTAIN TRANSACTIONS

     William O. E. Henry, a director of the Company, is a partner in the law firm of Holland & Knight LLP, which served as counsel to the Company during the fiscal year ended December 31, 2003.

                       EXECUTIVE COMPENSATION

     The sections which follow provide extensive information pertaining to the compensation of the executive officers of the Company. This information is introduced in the Compensation Committee Report on Executive Compensation set forth below, which describes the policies and components of the Company's Compensation Program.

  COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
    CONSOLIDATED-TOMOKA LAND CO., AMERICAN STOCK EXCHANGE INDEX,
                 AND REAL ESTATE INDUSTRY INDEX

     The following performance graph shows a comparison of cumulative total shareholder return from a $100 investment in the stock of the Company over the five-year period ending December 31, 2003, with the cumulative shareholder return of the American Stock Exchange Composite Index and the Real Estate Industry Index (MG Industry Group). Note that historic stock price performance is not necessarily indicative of future price performance.

                                             FISCAL YEAR ENDING
                                             ------------------
COMPANY/INDEX/MARKET      12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 12/31/2003
--------------------      ---------- ---------- ---------- ---------- ---------- ----------
CONSOLIDATED-TOMOKA LAND CO. $100.00    $ 92.46    $ 87.55    $148.32    $145.15    $248.77
AMEX MARKET VALUE            $100.00    $113.40    $114.57    $105.96    $ 88.17    $106.89
PEER GROUP                   $100.00    $ 94.18    $ 65.36    $ 80.16    $ 68.90    $117.78

         REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                     ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board of Directors consists solely of independent, outside directors. The Committee met once during 2003. The Committee reviews and recommends salary adjustments for officers and key personnel with salaries in excess of $75,000, administers the Company's 2001 Stock Option Plan, and makes recommendations to the Board with respect to the Company's Compensation Program for the executive officers named in the following Summary Compensation Table. The three individuals named in the Summary Compensation Table are the only persons earning more than $100,000 in annual compensation who fall within the Securities and Exchange Commission definition of executive officers.

     The annual compensation program includes base pay plus an incentive program to reward key management employees who are in a position to make substantial contributions to the success or the growth of the Company and its subsidiaries. The Company seeks to provide through this program compensation opportunities that are competitive and directly related to Company performance. All participants in the incentive plan were approved by the Compensation Committee. There were nine participants in the plan during 2003.

     The executive officers are evaluated on performance, corporate and individual, based on a pay-for-performance system. Corporate performance is based on the Company's growth in earnings per share and progress on projects and activities which will have a major effect on future earnings. Individual performance includes implementation of goals and objectives, strategic planning, civic involvement, and public affairs. Base pay is designed to provide competitive rewards for the normal duties associated with the individual's job description. The incentive pay component is designed to stimulate actions that contribute to improved operating and financial results.

     The Summary Compensation Table shows the incentive awards (under "Bonus" in the Table) to the named executive officers for the past three years. For 2003, the goals for all executive officers included an overall operating and financial performance target measured by net income plus additional quantitative indicators. In addition to the 2003 quantified objectives, the Committee evaluated performance against predetermined qualitative objectives in determining the amount of incentive awards. Qualified objectives are incorporated in an annual operating plan approved by the Board of Directors. The annual real estate sales goal is the most significant operating item and has the greatest effect on earnings per share. Qualitative objectives include action which maximize real estate sales prices and sales absorption rates, maximize returns from income properties, enhance relations with local government staff to achieve favorable entitlements, improve productivity and control expenses, and involve participation in community activities.

     The Summary Compensation Table shows the Options/SAR (Stock Appreciation Right) Grants to the named executive officers for the past three years. The exercise price of the options granted was equal to the market value of the underlying common stock on the date of the grant. Therefore, the value of these grants to the officers is dependent solely upon the future growth in share value of the

Company's common stock. The stock appreciation right entitles the optionee to receive a supplemental payment, which at the election of the Committee may be paid in whole or in part in cash or in shares of common stock equal to a portion of the spread between the exercise price and the fair market value of the underlying shares at the time of exercise.

      The Company's CEO, Mr. McMunn, received a 4% increase in base pay, which the committee determined was appropriate to maintain a competitive salary structure. Mr. McMunn also received a bonus of $160,000 for 2003 based on his performance as it relates to improvements in the Company's earnings per share and net income, as well as the continuing growth of the Company's business. Commercial real estate land sales increased by 25% over the 2002 results. Earnings per share and earnings before depreciation, amortization and deferred taxes both increased by 42% for the year. The Company ended the year with its largest sales backlog ever. Mr. McMunn's management of the strategy to reinvest real estate sales proceeds into income properties has been successful to date. He has been actively involved with local government staff maintaining an effective working relationship. He has been active in several community activities.

     The Committee believes that the components of salary, Stock Options/SARs, and incentive awards are fair, competitive, and in the best interest of the Company. Specific salary and incentives are disclosed in the Summary Compensation Table and the Options/SAR Grants in Last Fiscal Year Table.

By the Compensation Committee:  John C. Adams, Jr., Chairman; Robert
F. Lloyd; and David D. Peterson.

                    SUMMARY COMPENSATION TABLE

     The following table sets forth the annual, long-term and other compensation for the Company's Chief Executive Officer and each of the other executive officers during the last fiscal year, as well as the total annual compensation for each such individual for the two previous fiscal years.

                        ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                        -------------------          ----------------------
AWARDS                                               OTHER       SECURITIES
                                                     ANNUAL      UNDERLYING    ALL OTHER
NAME AND PRINCIPAL       FISCAL                      COMPEN-     OPTIONS/SAR   COMPENSATION
POSITION                 YEAR(1)  SALARY    BONUS    SATION(2)   AWARDS             (3)
------------------       ------   -------   -------  ---------  -------------- ------------
William H. McMunn          2003  $242,190  $160,000    $   --          $20,000       $1,121
President and              2002  $234,000  $120,000    $   --          $20,000       $1,148
Chief Executive Officer    2001  $219,336  $     --    $   --          $20,000       $1,053

Bruce W. Teeters           2003  $210,312  $ 80,000    $   --          $ 8,000       $1,121
Senior Vice President      2002  $203,202  $ 60,000    $   --          $ 8,000       $1,148
Finance and Treasurer      2001  $195,387  $     --    $   --          $ 8,000       $1,053

Robert F. Apgar            2003  $140,000  $ 80,000    $   --          $ 8,000       $1,121
Senior Vice President      2002  $132,504  $ 60,000    $   --          $ 6,000       $1,148
General Counsel            2001  $125,000  $     --    $   --          $ 6,000       $1,053


(1)    Fiscal year ends December 31.
(2) In this column, the aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the executive's salary and bonus, and the executive had no other compensation reportable under this category.
(3)    Premium for term life insurance.

                OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003:

               Individual Grants
                   -----------------
                   NUMBER OF       % OF TOTAL                                POTENTIAL REALIZABLE
                   SECURITIES      OPTIONS/SARs                              VALUE AT ASSUMED
                   UNDERLYING      GRANTED TO       EXERCISE                 ANNUAL RATES OF STOCK
                   OPTIONS/SARs    EMPLOYEES IN     PRICE     EXPIRATION     PRICE APPRECIATION
NAME               GRANTED (1)     FISCAL YEAR      ($/Sh)    DATE           FOR OPTION TERM (2)
------------------ ------------    ------------    -------   ---------      --------------------
                                                                                5%          10%
                                                                            ---------    --------
William H. McMunn        20,000           34.5%     20.12      01/22/13      $253,067    $641,322
Bruce W. Teeters          8,000           13.8%     20.12      01/22/13      $101,227    $256,529
Robert F. Apgar           8,000           13.8%     20.12      01/22/13      $101,227    $256,529

(1) Each of these options was granted pursuant to the 2001 Stock Option Plan and is subject to the terms of such plan. These options are exercisable to no more than one-fifth of the total number of shares covered by the option during each twelve month period commencing twelve months after the date of grant on January 22, 2003. In addition, each of these option grants included a tandem SAR, exercisable only to the extent that the related option is exercisable. Upon the exercise of a tandem SAR, the holder is entitled to receive the value of the SAR, calculated by subtracting the excess of the fair market value of the common stock over the exercise price of the related option from the quotient obtained by dividing such amount by one minus the holders' personal income tax rate. The tandem SAR is payable upon exercise in cash or common stock, at the discretion of the stock option committee. The tandem SAR can be exercised only until the later of the end of (a) the 90-day period following the exercise of the related option or (b) the 10-day period beginning on the 3rd business day after the date on which the Company releases its official financial data for the quarter in which the related option was exercised.

(2) 	Potential gains are calculated net of the exercise price but before taxes associated with the exercise. These amounts represent hypothetical gains that could be achieved for the options if they were exercised at the end of the option term. The assumed 5% and 10% rates of stock appreciation are based on appreciation from the exercise price per share. These rates are provided in accordance with the rules of the SEC and do not represent the Company's estimate or projection of the Company's future common stock price. Actual gains, if any, on stock option exercises are dependent on the Company's future financial performance, overall stock market conditions and the option holders' continued employment through the vesting period.
These amounts do not include the value of the options' tandem
SARs because the value of such SARs will not be determinable until the time of exercise.

        AGGREGATE OPTION/SAR EXERCISES DURING FISCAL YEAR 2003
              AND FISCAL YEAR END OPTION/SAR VALUES

     The following table provides information related to options exercised by the named executive officers during the fiscal year ended December 31, 2003 and the number of options at fiscal year end which are currently exercisable.

                NUMBER OF
                    SECURITIES                   NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                    UNDERLYING      VALUE        UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                    OPTIONS/SARs    REALIZED     OPTIONS AT DECEMBER 31, 2003(1)   DECEMBER 31, 2003 (2) ($)
                    EXERCISED(#)    ($)          EXERCISABLE   UNEXERCISABLE (#)   EXERCISABLE   UNEXERCISABLE
-----------------   -----------     --------     -----------   ----------------    -----------   -------------
William H. McMunn
 Stock Options           8,000      96,600             4,000          48,000            50,600        673,000
 SARs                    8,000      48,168
Bruce W. Teeters
 Stock Options           3,200      34,576             1,600          19,200            20,240        269,200
 SARs                    3,200      16,192
Robert F. Apgar
 Stock Options           2,400      25,920             1,200          16,400            15,180        227,060
 SARs                    2,400       9,330

(1)   These amounts do not include tandem SARs.
(2) These amounts do not include the value of the options' tandem SARs because the value of such SARs will not be determinable until the time of exercise. The value of unexercised in-the-money options represents the aggregate amount of the excess of $32.70, the closing price of the Company's Common Stock on December 31, 2003, over the exercise price of all options held on such a date.

                      EQUITY COMPENSATION PLANS

The following table summarizes share and exercise price information about the Company's equity compensation plans as of December 31, 2003:

                                                                    Number of securities
                                                                    remaining available for
                                                                    future issuance under
                    Number of securities to   Weighted-average      equity compensation
                    be issued upon exercise   exercise price of     plans (excluding
                    of outstanding options,   outstanding options,  securities reflected
Plan Category       warrants and rights       warrants and rights   in the first column)
-------------       -----------------------   -------------------   -----------------------
<s>                 <c>       (a)             <c>      (b)          <c>        (c)
Equity compensation
plans approved by
security holders                    152,000                $18.86                  396,000

Equity compensation
plans not approved
by security holders                       0                   --                      0
                                    =======                ======                  =======
  Total                             152,000                $18.86                  396,000


                    DEFERRED COMPENSATION PLANS

     Under the Company's Unfunded Deferred Compensation Plan, effective July 1, 1981, fees earned by directors for service on the Board and its committees may be deferred until the director attains seventy years of age or ceases to be a member of the Board, whichever occurs first. Under a similar plan effective October 25, 1982, officers and key employees of the Company may elect to defer all or a portion of their earnings until such time as the participant ceases to be an officer or key employee. All sums credited to a participating director, officer, or employee under either of these plans may be distributed in a lump sum or in installments over not more than ten calendar years following the end of the deferral period. The participant will be entitled to elect the size of the installments and the period over which they will be distributed. The deferred compensation accrues interest annually at the average rate of return earned by the Company on its short-term investments. Compensation deferred pursuant to these plans during 2003, by officers named in the compensation table above is included in the table.

                           PENSION PLAN

     The Company maintains a defined benefit plan for all employees who have attained the age of 21 and completed one year of service. Pension benefits are based primarily on years of service and the average compensation for the five highest years during the final ten years of employment. The benefit formula generally provides for a life annuity benefit. The amount of the Company's contributions or accrual on behalf of any particular participant in the pension plan cannot readily be determined. The following table shows the estimated annual benefit payable under the pension plan (utilizing present levels of Social Security benefits) upon retirement to persons in a range-of-salary and years-of-service classification:

                         PENSION PLAN TABLE

                                                        YEARS OF SERVICE
                                                        ----------------
          REMUNERATION            10        15         20         25         30         35
          ------------        -------   -------    -------    -------   -------    --------
          $ 50,000            $ 6,362   $ 9,543    $12,724    $15,905   $ 19,086   $ 22,267
          $ 75,000            $10,862   $16,293    $21,724    $27,155   $ 32,586   $ 38,017
          $100,000            $15,362   $23,043    $30,724    $38,405   $ 46,086   $ 53,767
          $125,000            $19,862   $29,793    $39,724    $49,655   $ 59,586   $ 69,517
          $150,000            $24,362   $36,543    $48,724    $60,905   $ 73,086   $ 85,267
          $160,000            $26,162   $39,243    $52,324    $65,405   $ 78,486   $ 91,567
          $170,000            $27,962   $41,943    $55,924    $69,905   $ 83,886   $ 97,867
          $175,000            $28,862   $43,293    $57,724    $72,155   $ 86,586   $101,017
          $200,000 & Greater  $33,362   $50,043    $66,724    $83,405   $100,086   $116,767

Pension Benefit is Subject to IRC Section 415 Benefit Limitation of
$160,000.
Pensionable Earnings are Subject to IRC Section 401(a)17 Salary
Limitation of $200,000.
The above benefits are not subject to Social Security or other offset amounts.

     As of December 31, 2003, the executive officers named in the compensation table above are expected to be credited with years of service for benefit purposes under the amended plan as follows: Mr. Apgar, 12 years; Mr. McMunn, 12 years; and Mr. Teeters, 23 years.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee, except Mr. David D. Peterson, has ever served as an officer or employee of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under applicable SEC regulations. Mr. Peterson served as Chairman of the Board from 1987 to 1998, and was Acting President and Chief Executive Officer from 1989 to 1990.

                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditors, the Company's systems of internal controls regarding finance and accounting established by management and the Board, and the Company's auditing, accounting and financial reporting processes generally.

     Among other things, the Audit Committee contracts with the independent auditors to audit the financial statements of the Company; inquires as to the independence of the auditors, and obtains at least annually the auditors' written statement describing their independent status; meets with the independent auditors, with and without management present, to discuss their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting; and investigates any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, as deemed necessary by the Audit Committee.

     In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2003:

     (1) The Audit Committee reviewed and discussed the audited financial statements with management;
     (2) The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61; and
     (3) The Audit Committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003.

By the Audit Committee: Gerald L. DeGood, Chairman; William O. E.
Henry; and William J. Voges

            INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Company has selected the firm of KPMG LLP to serve as the independent auditors for the Company for the current fiscal year ending December 31, 2004. That firm served as the Company's independent auditors for its fiscal year ended December 31, 2003. Representatives of KPMG LLP are expected to be present at the annual meeting of shareholders, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to questions.

     KPMG LLP served as the Company's independent auditors beginning July 24, 2002, for its fiscal year ended December 31, 2002. On July 24, 2002, the Company dismissed Arthur Andersen LLP as the Company's independent auditors. This decision was approved by the Company's Board of Directors upon the recommendation of the Audit Committee.
The reports of Arthur Andersen LLP for the fiscal years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion, disclaimer of opinion, qualifications, or modification as to uncertainty, audit scope or accounting principles. There were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the fiscal years ended December 31, 2000 and December 31, 2001, or in the interim periods subsequent to December 31, 2001, that, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in their report on the financial statements; and, during such periods, there were no "reportable events," as that term is defined in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K. For the fiscal years ended December 31, 2000 and December 31, 2001, and the interim period subsequent to December 31, 2001, the Company did not consult with KPMG LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, where either a written report or oral advice was provided to the Company by KPMG LLP that KPMG LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or "reportable event," as those terms are used in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

Auditor Fees

     The following table presents fees billed by KPMG LLP for professional services for fiscal years 2003 and 2002, by category as described in the notes to the table.

                                                                                                                        2003    2002
                                                                 ----    ----
               Audit Fees (1)                               $62,500   $51,000
               Audit-Related Fees                               -0-       -0-
               Tax Fees (2)                                 $33,450   $51,600
               All other Fees                                   -0-       -0-

(1) Aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements, by year, review of interim financial statements included in the Company's Quarterly Reports on Form 10-Q and other services normally provided in connection with the Company's statutory and regulatory filings or engagements.

(2) Aggregate fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning, including preparation of tax forms, including federal and state income tax returns, and income tax consulting services.

      All fees were pre-approved by the Audit Committee.

Pre-approval Policy

      In 2003, the Audit Committee adopted a Pre-approval Policy
("Policy") governing the pre-approval of all audit and non-audit services performed by the independent auditor in order to ensure that the performance of such services does not impair the auditor's independence.

      According to the Policy, the Audit Committee will annually review and pre-approve the audit services and fees that may be provided by the independent auditor during the following year and may from time-to-time review and pre-approve audit-related services, tax services and all other services to be provided by the independent auditor. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. For pre-approval, the Audit Committee will consider whether the service is consistent with the SEC's rules on auditor independence, as well as whether the independent auditor is in the best position to provide the service for reasons such as its familiarity with the Company's business, people, culture, accounting system, risk profile and other factors. All such factors will be considered as a whole, with no single factor being determinative.

      The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

     Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require separate pre-approval by the Audit
Committee.

     Requests or applications to provide services that require pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include (1) a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence, and (2) with respect to each proposed pre-approved service, detailed back-up documentation regarding the specific service to be provided. Requests or applications for services to be provided by the independent auditor that do not require separate approval by the Audit Committee will be submitted to the Treasurer and will include a description of the services to be rendered. The Treasurer will determine whether such services are included within the list of services that have previously received the pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers and persons who beneficially own more than 10% of the Company's common stock to file with the SEC and American Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's common stock. Directors, executive officers and beneficial owners of more than 10% of the Company's common stock are required by SEC rules to furnish the Company with copies of all such reports. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations from directors and executive officers that no other reports were required, the Company believes that Section 16(a) filing requirements applicable to all directors and executive officers were reported timely during the fiscal year ended December 31, 2003.

SHAREHOLDER PROPOSALS

     Shareholders are hereby notified that if they wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2004 annual meeting, a written copy of their proposal must be received at the principal executive offices of the Company no later than November 12, 2004. Proposals submitted outside the provisions of Rule 14a-8 will be considered untimely if submitted after January 28, 2005. To ensure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.

ANNUAL REPORT

     The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2003, accompanies this proxy statement. Additional copies may be obtained by writing to the Company at Post Office Box 10809, Daytona Beach, Florida 32120-0809.

OTHER MATTERS

     The Board of Directors of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                            EXHIBIT A

CONSOLIDATED-TOMOKA LAND CO.
AUDIT COMMITTEE CHARTER

Role and Purpose
----------------

There shall be a committee of the Board of Directors to be known as the "Audit Committee." The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the Company's independent auditor, (4) the Company's systems of internal controls regarding finance and accounting established by management and the Board, and (5) the Company's auditing, accounting and financial reporting processes generally. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the independent auditors and management. The Company's independent auditors, in their capacity as independent public accountants, shall be responsible to the Board of Directors and the Audit Committee as representatives of the shareholders.


Composition
-----------

Members of the Audit Committee shall be elected annually by the full board and shall hold office until the earlier of (1) the election of their respective successors, (2) the end of their service as a director of the Company (whether through resignation, removal, expiration of term, or death), or (3) their resignation from the Committee. The chairperson of the Committee may be selected by the Board of Directors or, if it does not do so, the Committee members may elect a chairperson by vote of a majority of the full Committee.

The Audit Committee shall be composed entirely of independent directors. The membership of the Committee shall consist of at least three directors, each of whom shall satisfy the independence, financial literacy and experience requirements of the Securities Exchange Act of 1934 and the American Stock Exchange, as in effect from time to time. The chairperson of the Committee shall satisfy the financially sophistication requirements of the American Stock Exchange. At least one member of the committee shall be an "audit committee financial expert" (as such term may be defined by the Securities and Exchange Commission).

Authority and Resources
-----------------------

The Committee has the sole authority to hire and fire independent auditors and to approve any significant non-audit relationship with the independent auditors.

The Committee shall have the authority to retain outside legal, accounting or other advisors, as it determines necessary to carry out its duties. The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any independent legal, accounting or other advisors retained to advise the Committee.

The Committee shall preapprove all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in the Securities Exchange Act of 1934 and the rules promulgated thereunder which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

Duties and Responsibilities
---------------------------

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

The Audit Committee's duties and responsibilities shall be to:

Financial Statement and Disclosure Matters
------------------------------------------

         Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor.

         Periodically discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles and any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

     Discuss with the independent auditor the following matters:

         Methods used to account for significant unusual transactions.

         Effects of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus.

         Processes used by management in formulating particularly sensitive accounting estimates and the basis for the independent auditor's conclusions regarding the reasonableness of those estimates.

         Material audit adjustments proposed and immaterial adjustments not recorded by management.

         Auditor's judgments about the quality of the company's accounting principles.

         Disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

         All critical accounting policies and practices used.

         All alternative accounting and disclosure treatments of material financial information within generally accepted accounting principles (GAAP) that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor.

         Other material written communications between the independent auditor and management.

     Periodically discuss with management and the independent auditor the quality and adequacy of the Company's internal controls.

     Review with the independent auditor and management the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

Oversight of Relationship with Independent Auditor
--------------------------------------------------

     Be directly responsible for the selection and appointment, retention, compensation, termination and oversight of the work of the Company's independent auditor, including the approval of all audit engagement fees and terms and resolution of disagreements between management and the independent auditor regarding financial reporting.

     On an annual basis, review and discuss with the independent auditor all relationships between the independent auditor and the Company in order to evaluate the independent auditor's continued independence. The Committee shall ensure annual receipt of a formal written statement from the independent auditor consistent with the standards set by the Independence Standards Board and shall discuss with the independent auditor all relationships or services that may affect auditor independence or objectivity.

     Review all reports required to be submitted by the independent auditor to the committee under the Securities Exchange Act of 1934.

     Evaluate the independent auditor's qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditor, and taking into account the opinions of management, and present its conclusions with respect to the independent auditor to the full Board of Directors.

General
-------

     Provide an open avenue of communication between the independent auditor, management and the Board of Directors.

     Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

     Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     Prepare the report required by the Securities and Exchange
     Commission to be included in the Company's annual proxy statement and any other committee reports required by applicable securities laws or stock exchange listing requirements or rules.

     Oversee all related party transactions entered into by the Company to the extent required by the rules of the American Stock Exchange.

     Meet as circumstances require, but at least on a quarterly basis.

     Report regularly to the Board of Directors, by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so, including a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements or the performance and independence of the Company's independent auditor.

     Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk.

     Review and update this Charter annually.

Interpretations and Determinations
----------------------------------

The Committee shall have the power and authority to interpret this Charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.

Limitations
-----------

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.


Dated: July 23, 2003

                            EXHIBIT B

CONSOLIDATED-TOMOKA LAND CO.
GOVERNANCE COMMITTEE CHARTER

Role and Purpose
----------------

The purpose of the governance committee (the "Committee")of the board of directors of Consolidated-Tomoka Land Co. (the "Company") is to recommend to the board of directors (1) individuals qualified to become members of the board of directors (based on criteria approved by the Committee) and the director nominees for the next annual meeting of the shareholders of the Company or at any such time that there is a vacancy on the board, and (2) recommend to the Board the corporate governance guidelines appropriate for the Company.

Composition
-----------

The Committee shall consist of at least three directors, each of whom shall satisfy the independence requirements of the American Stock Exchange. Members of the Committee shall be elected annually by the full board and each member shall hold office until the earlier of
(1) the election of that member's successor, (2) the end of that member's service as a director of the Company (whether through resignation, removal, expiration of term, or death), or (3) that member's resignation from the Committee. The chairperson of the Committee may be selected by the board of directors or, if it does not do so, the Committee members may elect a chairperson by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate.

Director Nominee Criteria
-------------------------

Individuals should meet the following specific minimum qualifications to be considered for board membership:

      Independence - A majority of the board of directors should be independent, as defined from time to time by the American Stock Exchange listing standards.

      Integrity and Accountability - Directors must demonstrate high ethical standards and integrity and be accountable for their board decisions and actions.

      Judgment - Directors should be able to provide thoughtful counsel on a broad range of issues.








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      Financial Literacy - All board members should have financial literacy sufficient to monitor the Company's financial performance.

      Openness - Board members should be willing to listen and be open to the consideration of other opinions, as well as the ability to communicate their own ideas.

      Performance Standards - Directors should be committed to Company achievement of exceptional performance standards to benefit customers, shareholders, employees, and its communities.

      Time Commitment - Directors must have the willingness and ability to commit sufficient time and attention to the activities of the Company.

In addition to the specific minimum qualifications listed above, the Committee will consider a range of desirable core competencies as beneficial to the board. The board as a whole should possess the following specific qualities or skills:

      Accounting and Finance - The board should include directors with expertise in management or oversight of financial accounting and control.

      Business Judgement - Directors should have a record of making sound business decisions.

      Management Knowledge - Board members should be cognizant of current general management trends and "best practices."

      Industry Knowledge - It is desirable for one or more board members to have relevant knowledge specific to the industries in which it operates.

      Leadership - The board should include directors who can and will motivate and require high-performance by management.

      Strategy and Vision - Directors should be capable of questioning, approving, and monitoring the Company's strategic plans, providing insight and directional focus.

Duties and Responsibilities

The Committee's duties and responsibilities shall be to:

      Review and update, from time to time, the criteria set forth in this charter for the board of directors and its members.

      Review and report on possible candidates for membership on the board of directors consistent with the Committee's criteria for selecting new directors and establish a process for identifying and evaluating such nominees.






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      Establish a policy as to whether the Committee will consider recommendations of director nominees by shareholders and, if it will consider such recommendations, establish procedures for shareholders to submit recommendations.

      Annually recommend a slate of nominees to the board of directors with respect to nominations for the board at the annual meeting of shareholders.

      Review compliance, including conflicts of interest and code of ethics, and recommend changes as necessary.

      Report to the board of directors, by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so.

      Review this charter annually for possible revision.

Process for Selecting Directors
-------------------------------

The Committee will evaluate all director candidates brought to its attention by all sources in accordance with the minimum and specific criteria described in the charter.

Resources
---------

The Committee shall have the authority to obtain advice and seek assistance from outside legal, accounting or other advisors, including search firms, as it determines necessary to carry out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates and to retain and terminate any compensation consultant used to assist establishing director compensation, including sole authority to approve such each search firm's fees and other retention terms.


Interpretations and Determinations
----------------------------------

The Committee shall have the power and authority to interpret this Charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.

Dated: February 13, 2004







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